UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 15, 1998

                               MPEL HOLDINGS CORP.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



           NEW YORK                  0-3825                  22-1842747
 ---------------------------     ---------------     ---------------------------
(State or other jurisdiction    (Commission File    (IRS Employer Identification
       of incorporation)             Number)                   Number


                 25 MELVILLE PARK ROAD, MELVILLE, NEW YORK 11747
                 -----------------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (516) 364-2700


           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

     Item 5. Other Events

     Effective as of September 15, 1998, MPEL Holdings Corp.'s Jon P. Blasi was no longer a Director of the Company.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    MPEL HOLDINGS CORP.


                                                 By: /s/ Steven Latessa
                                                     ------------------
                                                     Steven Latessa, President



     Date: November 3, 1998